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                                                                   EXHIBIT 10.11


                        EXTENSION #2 TO PROMISSORY NOTE



$400,000.00              San Diego, San Diego County,         September 30, 2001
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                                   California


FOR VALUE RECEIVED, the undersigned, L. Donald Speer, II and Kelly Elizabeth Speer, ("Makers"), and Venture Catalyst Incorporated, a Utah corporation or its assigns ("Holder") hereby enter into this extension ("Extension") to that certain advance promissory note ("Note"), dated September 1, 2000, as follows:

                                   RECITALS

A. In accordance with the Section 1 of the Note, the principal amount of the Note and all unpaid interest, if any, are due and payable in full on March 31, 2001, subsequently extended to September 30, 2001, per the terms of the Extension to Promissory Note, dated March 31, 2001.

B. Holder has determined that it is in its best interest to extend the Note for an additional three months, the unpaid principal amount and accrued but unpaid interest, if any, thereby due and payable in full on December 31, 2001, provided that the Makers pay all outstanding and accrued interest incurred through September 30, 2001, on or before September 30, 2001. As of September 30, 2001, the aggregate unpaid principal on the Note is $37,466.51 and accrued but unpaid interest on the Note is $2,229.96.


                                   AGREEMENT


         NOW, THEREFORE, in consideration of the premises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Makers and Holder hereby agree as follows:

         1.   Capitalized  Terms.  Capitalized terms used herein shall have the
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same meanings ascribed to such terms in the Note unless otherwise defined herein.

         2.   Payment.  Section 1(a) of the Note is hereby amended to extend the
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date of Mandatory payment from March 31, 2001 to December 31, 2001.

         3.   Incorporation by Reference. The parties hereto incorporate by
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reference herein each and every covenant, term and condition contained in the
Note as if more fully set forth herein, subject only to the amendment and modifications contained in this Extension, the same which shall supercede any term or condition set forth in the Note that may be in conflict herewith.

         4.   Incorporation.  This Extension shall be deemed a part of and
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incorporated into the Note and is hereby ratified, approved and confirmed in each and every respect. All references to the Note or this Extension in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Note as modified hereby.

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         5.   Successor and Assigns.  This Extension shall be binding upon
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Borrower, her successors and assigns, and shall inure to the benefit of Lender, its successor and assigns.

         6.   Applicable Law. THIS EXTENSION SHALL BE GOVERNED BY, AND CONSTRUED
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AND ENFORCED IN ACCORDANCE WITH, THE LAWS OFA THE STATE OF CALIFORNIA, WIHTOUT
GIVING NOTICE TO THE PRINCIPLES OF CONFLICT OF LAWS OR THE STATE OF CALIFORNIA. THIS FIRST EXTENSION MAY BE ENFORCED IN SAN DIEGO COUNTY SUPERIOR COURT BY AGREEMENT OF THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties have executed this Extension as of the date first set forth above.


         Venture Catalyst Incorporated,          Makers
         a Utah corporation


         By:/s/ Kevin McIntosh                   /s/ L. Donald Speer II
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             Kevin McIntosh,                     L. Donald Speer, II
             Chief Financial Officer

                                                 /s/ Kelly Elizabeth Speer
                                                 -------------------------------
                                                 Kelly Elizabeth Speer

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